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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 30, 1995



                      JONES PROGRAMMING PARTNERS 2-A, LTD.
             (Exact name of registrant as specified in its charter)


       Colorado                     0-20944                  84-1088819
       --------                     -------                  ----------
(State of Organization)       (Commission File No.)        (IRS Employer
                                                         Identification No.)



   P.O. Box 3309, Englewood, Colorado 80155-3309          (303) 792-3111
   ---------------------------------------------          --------------
(Address of principal executive office and Zip Code) (Registrant's telephone no.
                                                        including area code)

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Item 2. Acquisition or Disposition of Assets.

On June 30, 1995, Jones Programming Partners 2-A, Ltd. (the "Partnership"), a Colorado limited partnership, sold its one-third ownership interest in Household Saints to Jones Entertainment Group, Ltd. (the "General Partner"), the Colorado corporation that serves as the Partnership's General Partner, for $1,389,166. The General Partner purchased the Partnership's interest in Household Saints at a purchase price sufficient to enable the Partnership to recover its net investment in the film.

The General Partner had obtained three independent appraisals of the fair market value of the Partnership's interest in Household Saints. The average of the three independent appraisals of the fair market value of the Partnership's interest in Household Saints was $298,450. Appraisals were obtained by the General Partner because the Partnership's limited partnership agreement allows the General Partner to purchase completed programming projects from the Partnership if the purchase price is an amount no less than the average of three independent fair market value appraisals.

The purchase price was paid $500,000 in cash at closing on June 30, 1995, $500,000 in the form of a non-interest bearing promissory note payable on June 30, 1996 and $389,166 in the form of a non-interest bearing promissory note payable on June 30, 1997.

The General Partner has not yet determined how the proceeds from the sale of Household Saints will be used by the Partnership. It is possible that the Partnership will use a portion of the sale proceeds to invest in an additional programming project. The General Partner has also not yet determined what portion of the sale proceeds from Household Saints will be distributed to the limited partners. At a minimum, however, the Partnership will distribute enough of the sale proceeds to the limited partners to cover the limited partners' federal income tax liability, if any, resulting from the sale.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

Purchase and Sale Agreement dated June 30, 1995 by and between Jones Programming Partners 2-A, Ltd. and Jones Entertainment Group, Ltd.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JONES PROGRAMMING
                                       PARTNERS 2-A, LTD.
                                       a Colorado limited partnership
                                       By   Jones Entertainment Group, Ltd.,
                                            its General Partner


                                       By:  /s/ Theodore A. Henderson
                                            Theodore A. Henderson
Dated:  July 7, 1995                        Vice President





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                                 EXHIBIT INDEX



    2 Purchase and Sale Agreement dated June 30, 1995 by and between Jones Programming Partners 2-A, Ltd. and Jones Entertainment Group, Ltd.